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Assumptions: Principal Balance of Loans 100$ Market Value of Loans as % of UPB 103% Weighted Average Coupon 5.0% Residential Loan Purchase Leverage Rate 86% Residential Loan Warehouse Financing Cost 3.0% Percentage of Principal Balance Sold in Securitization 95% Securitization Cost of Capital 2.5% Pre-Securitization: Whole Loans Post-Securitization: Loans in Securitization Trust Income Statement: Income Statement: Interest Income 5.0$ Interest Income 5.0$ Interest Expense 2.6$ Interest Expense 2.4$ Net Interest Margin 2.4$ Net Interest Margin 2.6$ Balance Sheet: Balance Sheet: Residential Loans 103.0$ Cash Proceeds from Securitization 9.0$ Notes Payable 86.0$ Residential Loans in Securitization Trust 103.0$ Non-Recourse Securitization Obligation 95.0$ Loans Able to Purchase Using Cash Proceeds from Securitization: 64.3$

• • • • • • • • • • •

• •

• • • • • • • •

$000s Interest Income / Expense Average Balance Interest Income / Expense Average Balance Interest Income Residential Loans 25,705 544,440 13,013 232,075 Residential Loans in Securitization Trust 7,709 153,158 - - Commercial Loans 641 9,284 1,940 28,979 RMBS 24,221 264,095 25,415 118,174 CMBS 2,266 11,142 295 1,359 Total Interest Income1 60,542 40,663 Interest Expense Notes Payable 8,682 350,919 6,624 189,212 Non-Recourse Securitization Obligation 2,457 141,133 - - Repurchase Facilities 337 209,502 875 136,835 Total Interest Expense 11,476 7,499 Net Interest Margin 49,066 33,164 Net Interest Margin as % of Income 81.0% 81.6% YE 2020YE 2021

• • • • •

Angel Oak
MORTGAGE REIT

March 31, 2022

Angel Oak Mortgage, Inc.

Analyst Day March 2022



Agenda

9:00 – 9:30 | Opening Remarks & Overview of the Angel Oak Ecosystem – Robert Williams, Mike Fierman, and Sreeni Prabhu

9:30 – 10:45 | Mortgage Lending Overview – Tom Hutchens, Mark Lively, and Steven Schwalb

10:45 – 11:00 | Break

11:00 – 12:00 | Opportunities in Non-QM and Securitization Market – Namit Sinha

12:00 – 1:00 | Lunch and Tour

1:00 – 1:30 | House Views – Sam Dunlap

1:30 – 2:30 | AOMR Fundamentals & Economics – Brandon Filson

2:30 – 3:00 | Q&A

Important Notices

References in this presentation to "we," "us," "our," "AOMR" and the "Company" refer to Angel Oak Mortgage, Inc., a Maryland corporation, its operating partnership and their respective subsidiaries; the term "Manager" refers to Falcons I, LLC, our external manager; the term "Angel Oak Capital" refers to Angel Oak Capital Advisors, LLC; the term "Angel Oak Mortgage Lending" refers collectively to Angel Oak Mortgage Solutions, Angel Oak Home Loans and Angel Oak Commercial Lending; the term "Angel Oak Mortgage Solutions" refers to Angel Oak Mortgage Solutions LLC; the term "Angel Oak Home Loans" refers to Angel Oak Home Loans LLC; the term "Angel Oak Commercial Lending" refers to Angel Oak Commercial Lending, LLC, Angel Oak Prime Bridge, Angel Oak Commercial Bridge and Cherrywood Mortgage; the term "Angel Oak Prime Bridge" refers to Angel Oak Prime Bridge, LLC; the term "Angel Oak Commercial Bridge" refers to Angel Oak Commercial Bridge, LLC; and the term "Cherrywood Mortgage" refers to Cherrywood Mortgage, LLC; the term "Angel Oak" refers collectively to Angel Oak Capital and its affiliates, including our Manager; and the term "AOMT" refers to Angel Oak Mortgage Trust I, LLC, Angel Oak's securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "continue" or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of the COVID-19 pandemic on our business, financial results and performance. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to the risk factors discussed in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the Company's subsequent reports filed with the Securities and Exchange Commission, and:

(see next page):

Important Notices

- the ongoing impact of the COVID-19 pandemic;
- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire non-QM loans sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending, and other target assets;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and the real estate markets specifically;
- changes in our business strategies or target assets;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loan and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending platforms;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- our ability to profitably execute securitization transactions;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager, and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war and/or terrorism, escalation of military conflicts, and others that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, disruptions in markets, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to government-sponsored enterprises (i.e., Fannie Mae or Freddie Mac) and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to qualify and continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

The Angel Oak Ecosystem

Angel Oak: A Vertically Integrated Credit Manager

A unique, vertically integrated credit manager with experience in specialized asset classes.

Angel Oak
CAPITAL ADVISORS

Vertically Integrated Credit Manager

Data Driven Investment Process

Established, Scalable Platform

$26.9B[1] Assets Under Management	**$10.4B** Mortgage securitizations since Inception
81 Employees	**Atlanta, GA** Headquarters
13+ Years Operating History	**45+** Investment Vehicles[2]

[1]As of 12/31/21. Assets under management (AUM) represents the sum of the total assets managed (including leverage) or serviced, and committed but uncalled capital. Excludes assets invested in affiliated funds. [2]Includes public funds, private funds, and separately managed accounts.

Asset Manager with Origination Edge

Sourcing advantage through captive origination channels.

Asset Management

Public *Private*

- Capital deployed across the liquidity spectrum from daily to long-term private vehicles
- Distinct portfolio management platform that has the ability to buy up/down the capital structure in secondary and new issue non-QM credit
- Bespoke investment portfolios focused on credit asset classes
- Strong track record of identifying and capitalizing on dislocations across credit

Benefits of Business Model

✓ Insight on relative value across credit sectors and issuance shelves

✓ Real time performance on proprietary sourced assets to determine enhancements to increase sourcing volume or improve asset performance

✓ Ongoing dialogue with clients provides insights on credit/risk appetite and structural requirements



Asset Sourcing
Value Drivers

Value Drivers

Data Analytics *Distribution* *Capital Markets*

- Capital markets experience driving committed funding for origination and proprietary asset sourcing for Angel Oak private funds
- Highly valuable proprietary data from asset origination
- Retail and Institutional-focused teams with external support focused on Europe

10-year data sets | **31 Distribution Team** | **$10.8B Securitized in 29 transactions**

Asset Sourcing/Origination

Residential *Commercial* *Banks*

- Track record of identifying, starting and scaling loan origination businesses to fulfil market void
- One of largest Non-QM originators
- Nationwide network of retail, 3,000+ brokers and 30+ correspondent relationships
- Commercial lending unit sourcing bridge and small balance opportunities
- Significant investor in bank debt

$8.1B Non-QM loans originated (2019-2021)

Benefits of Business Model

✓ Asset management team provides real time feedback to the origination activities to adjust types and volume of assets being sourced

✓ Proprietary data through origination and servicing workflow enhance understanding of asset class

✓ Active trading provides unparalleled insight into new issue market

Note: As of January 31, 2022, unless noted otherwise.
[1]Includes public funds, private funds, and SMAs.

A Business Born from a Relative Value Trade

Angel Oak established its leading position by capitalizing on opportunities in dislocated markets.

2008
Angel Oak launched as an asset management business

2010
Launched bank consulting practice

2011
Launch of Multi-Strategy Income Fund

Created Angel Oak Lending

2013
Non-QM origination begins

2014
Non-QM private credit investment strategy begins

2015
First securitization of bank sub debt and Non-QM mortgages

2016
First draw-down funds dedicated to Non-QM

2018
Launched Angel Oak Commercial Lending

2019
Launched closed-end fund focused on bank sub-debt

2020
Successfully completed 6 Non-QM securitizations

2021
Launch of Core Impact Fund

Issued first NA RMBS Social Bond in U.S.

Launched publicly traded mortgage REIT (AOMR)

Successfully capitalized on opportunities in the dislocated non-QM mortgage market post-financial crisis.

Regulatory changes such as Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 gave rise to new credit opportunities.

Established investment vehicles across liquidity horizons to match client needs and return objectives.

Angel Oak Products

$26.9 BILLION[1]

PUBLIC STRATEGIES $10.5B	PRIVATE STRATEGIES $5.5B	SEPARATELY MANAGED ACCOUNTS $860M	PERMANENT CAPITAL (CLOSED-END FUNDS, REIT, AND SERVICING) $10B

PRIVATE MORTGAGE CREDIT	Real Estate Investment Fund I , II	Real Estate Investment Fund III	Customized Solutions	Bridge Lending Fund	Strategic Mortgage Income Fund
Liquidity	Private Equity	Private Equity	Open-Ended and Private Equity	Quarterly Liquidity Hedge Fund	Quarterly Liquidity Hedge Fund
Investment Focus	Non-QM and Opportunistic Mortgage Credit	Non-QM and Opportunistic Mortgage Credit	Non-QM and Opportunistic Mortgage Credit	Small Balance Commercial and Bridge Loans	U.S. Structured Credit with Mortgage Credit Bias
Status	Closed	Open	Open	Open	Open

[1]As of 12/31/21. Assets under management (AUM) represents the sum of the total assets managed (including leverage) or serviced, and committed but uncalled capital. Excludes assets invested in affiliated Funds.

About Angel Oak Mortgage Lending

Angel Oak Mortgage Lending

Best-in-class Asset Origination platform focused on residential mortgage credit, enables Angel Oak's vertically integrated business model.

Channel Overview

Angel Oak HOME LOANS

- "Traditional retail" relationship lender focused on self-generated purchase and refinance businesses
- Provides Licensed Mortgage Advisors (LMA) the tools necessary to build and sustain a loyal referral network
- FNMA, FHLMC, and GNMA licensed seller/servicer
- Growing Consumer Direct Channel, ability to scale and target Non-QM loan Origination
- Originates both Agency and Non-QM mortgage
- 426 employees of which 65% are in revenue-generating roles

Angel Oak MORTGAGE SOLUTIONS

- Third-party non-QM mortgage operation that sources loans through a network of third-party brokers and correspondents
- Largest Non-QM player
- FHLMC and FNMA licensed seller/servicer
- Originates both Non-QM and Agency mortgages with a focus on Non-QM
- Relationship with over 3,300 brokers, with the top 500 actively producing more than $3.5bn in origination volume
- 239 employees of which 49% are in revenue-generating roles

Angel Oak Lending by the Numbers

#1
Non-Bank Non-QM Originator[1]

51
Retail-Focused Branches

#1
Issuer of Non-QM Securitizations[1]

$3.9B+
Non-QM Volume in 2021

3,300+
Wholesale Partners

Source: Company Information and Inside Mortgage Finance per Footnote 1. [1]Expanded credit originations and credit securitization issuance as reported by Inside Mortgage Finance since 2017 through Q3 2020; does not include investor cash flows for securitization ranking.

Multi-Faceted Origination Platform Well-Suited for Driving Volume Growth

Multi-channel origination network together with a full mortgage product suite positions Angel Oak strongly for capturing incremental market share.

39 *Retail States Licenses* + **46** *Wholesale States Licenses* + **4** *Origination Channels* + **372** *Revenue-Generating Employees* = **~$21.4+ billion** *Mortgage Origination since Inception*

Retail | Direct to Consumer

- Angel Oak's retail business is split between its direct-to-consumer channel and its retail office channel
- Loans are sourced directly with call centers, branch offices, etc.
- Retail channel is comprised of 39 branches nationwide, primarily concentrated in Georgia, North Carolina, Texas and Florida
- Over the last three years, the direct-to-consumer channel has grown at 40%+

Wholesale

- Origination through B2B relationships with mortgage brokers, who source and refer loans that fit guidelines
- The Company's wholesale business is based on strong, long-standing broker relationships
- All loans are run through the Wholesale credit process
- Also processes bulk purchase loans from approved correspondents earmarked for Angel Oak managed capital vehicles

Correspondent

- Angel Oak Correspondent channel furthers the Company's initiative to set the industry standard for innovation in the Non-QM market
- Closed loans originated to meet Angel Oak guidelines from approved correspondents
- Angel Oak's Correspondent channel encompasses delegated and non-delegated loans

Source: Company Information as of 12/31/21.

Non-QM Lenders Benefit from Barriers to Entry

The experience and skillset required to effectively underwrite and originate non-QM loans, as well as the unique relationship dynamics within the sector, create barriers to entry that benefit the largest, most experienced lenders.

Regulatory

- Banks have focused activity on core Agency and Prime Jumbo products given complex regulatory environment.

Operational

- Substantially different process than Agency underwriting that is not easily replicable for Agency focused lenders.

Relationships

- Brokers and correspondents rely on their non-QM partners heavily, creating entrenched relationships and consistent flow.

Credit

- Understanding credit and the unique nature of each mortgage can only be developed by focusing efforts on non-QM.

Angel Oak Mortgage Lending Production & Performance

Angel Oak's origination platform has continuously increased its market share since inception and is very well-positioned for driving volume growth in near-to mid-term.

Production

- High Non-QM Brand Awareness
  - Leader in Non-QM securitizations
- Nationwide Local Account Executive Coverage
  - Over 125 Account Executives
- Continual Feedback Loop from our customers to enhance their experience

Performance

- Proprietary Technology Solutions
  - Automated Pricing and Loan Term Engine
  - Automated Underwriting Engine
  - Automated Compliance Systems
- Angel Oak Employed Underwriters
  - Non-QM Production only underwritten by AOMS in-house underwriters
- Guidelines Driven by In-House Data
  - Origination
  - Securitization
  - Servicing

Angel Oak Monthly Closing Trend



Monthly Closing Trend by Year (2014 to current) Non-QM ONLY
$600MM
$500MM
$400MM
$300MM
$200MM
$100MM
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2014
2015
2016
2017
2018
2019
2020
2021
2022

Source: Company Information as of 12/31/21.

Targeted Non-QM Borrowers

Non-QM loans fill an essential gap in the mortgage market and have strong credit characteristics. Angel Oak's origination is primarily focused on high-quality Bank Statement and Debt-Service Coverage Ratio underwritten product with low competition from banks and other lenders.

	Product Overview	W.A. FICO	W.A. LTV	W.A. DTI	Long-Term Market Opportunity
Bank Statement	• Designed for mortgagors who are self-employed and need an alternate income calculation to qualify • Borrower must own the business from which the income is being calculated • Qualifying income is the total of deposits less business expenses	744	76%	33%	**10.2 Million[1]** Self-employed Individuals **59 Million[2]** Freelance Workers
Investor Cash Flow	• Designed for real estate investors who are experienced in purchasing, renting, and managing investment properties • Borrowers are qualified based on a debt service coverage ratio, FICO, and LTV • Technically considered commercial loans and hence prepayment penalties can be applied	760	65%	N/A	**15 Million[3]** Single-Family Rental Households
Just Missed Prime	• Designed for mortgagors with clean credit but who potentially seek a loan amount that exceeds Fannie Mae and Freddie Mac loan limits • Income derived from tax returns and standard documentation • Well positioned to generate volume given banks have curtailed lending	735	80%	38%	**42.9 Million[4]** Individuals with $1.6 Trillion of Total Student Debt **135 Million[5]** Residents in High Cost States

[1]Bureau of Labor Statistics as of October 2021.
[2]Freelance Forward 2020 Commissioned by Upwork as of September 2020.
[3]Statista as of 2019.
[4]U.S. Department of Education as of Q3 2021 for borrowers between 25 and 49 years old.
[5]Represents residents in top 15 highest cost states as ranked by Freddie Mac's House Price Index (excludes Hawaii) as of December 2020. Population based on U.S. Census Bureau as of July 2019.

2021 Borrower Type Overview

Angel Oak Mortgage Solutions 2021 Loan Production by Borrower Type


7%
9%
16%
68%
Bank Statement
Investor Cash Flow
Agency
Just Missed Prime

Prudent Underwriting Guidelines Further Balanced Risk Origination Approach

Angel Oak's risk-adjusted returns focused origination strategy is reflected in strong credit metrics for overall origination volume.

- More than 80% of Angel Oak's originated loans in 2021 were for borrowers with FICO score of at least 700.
- Approximately 75% of Angel Oak originated loans had LTVs below 80%, another testament to the firm's underwriting guidelines and balanced risk approach.
- Another unique aspect of Angel Oak's strategy is its primary focus on purchase-oriented origination, creating a favorable purchase/refi mix.
  - Even during the refi boom, Angel Oak's Purchase loan origination accounted for 61% of its total origination volume in 2021, much higher than industry average of 39%.[1]

Volume by FICO Range



(%)
0
0%
1%
15%
37%
47%
<600
600-650
650-700
700-750
750+

Loan to Value Range



(%)
0
4%
16%
56%
24%
<= 40%
40%-60%
60%-80%
80%-95%

Volume by Type[2,3]



(%)
70%
60%
50%
40%
30%
20%
10%
0%
39%
QM
18%
Non-QM
82%
Refinance
61%
QM
3%
Non-QM
97%
Purchase

Source: Company Information as of 12/31/21. [1]December 2020 MBA Mortgage Finance Forecast. [2]QM includes conventional and government loans. [3]Non-QM includes jumbo loans.

Q&A and Key Discussion Points

- Angel Oak has built a proprietary platform that enables the origination of high-quality, non-QM loans on a scale that is difficult to duplicate.
- The non-QM loan market appears poised for continued and significant growth.
- Historic Angel Oak credit performance is strong.
- Angel Oak continues to invest in and develop capabilities to grow its origination volumes without sacrificing quality.

Opportunities in the non-QM and Securitization Markets

Non-QM Differs Materially from Pre-Crisis Subprime

Today's non-QM loans are differentiated from pre-crisis subprime loans because of (i) ATR rules, (ii) tighter underwriting standards, (iii) independent appraisal processes, (iv) ABS market requirements and (v) structure.

- Loose underwriting standards and lack of appraiser independence led to fraud and poor credit quality in pre-crisis subprime loans.
- The non-QM market was developed with those issues in mind, resulting in stronger underwriting standards and better credit quality.

	Regulation	Underwriting	Appraisals
✗ Pre-crisis subprime	*No regulation*	*Stated income / no documentation*	*Incentive misalignment*
✓ Non-QM	*Dodd-Frank / Ability-to-Repay ("ATR")[1]*	*Income verification / full documentation[2]*	*Fully independent*

Credit Statistics

✗ Pre-crisis subprime	*<620 FICO*	*86% LTV*	*41% DTI*
✓ Non-QM	*738 FICO[3]*	*73% LTV[3]*	*32% DTI[3]*

Pre-crisis subprime | *Non-QM*

Source: United States Government Accountability Office Report: 09-848R Nonprime Mortgages, DBRS and AOMT Offering Memorandums.
1. "ATR rules" means the Ability-to-Repay rules under the Truth-in-Lending Act established by the CFPB pursuant to authority granted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which rule, among other matters, requires lenders to make a reasonable and good faith determination of a borrower's ability to repay when underwriting a new mortgage, including documenting and verifying income and assets, as well as other factors. 2. All non-QM underwriting utilizes income and asset verification through tax documents or bank statements that are corroborated independently with technology that verifies directly with banks and/or the IRS. 3. Weighted average of all AOMT 2021 securitizations, inclusive of securitizations in which AOMR did not participate.

Exceptional Capital Markets & Structuring Experience

AOMT is one of the longest standing issuers in the Non-QM securitization market.

Cumulative AOMT Securitizations / Issuances



($B)
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Q4 2016 0.1
Q1 2017 0.3
Q2 2017 0.3
Q3 2017 0.5
Q4 2017 0.7
Q1 2018 0.7
Q2 2018 1.4
Q3 2018 1.8
Q4 2018 1.8
Q1 2019 3.1
Q2 2019 3.4
Q3 2019 4.0
Q4 2019 4.9
Q1 2020 5.3
Q2 2020 6.1
Q3 2020 7.1
Q4 2020 7.4
Q1 2021 7.6
Q2 2021 7.9
Q3 2021 8.9
Q4 2021 10.8
Q1 2022 11.9

Recent Rate Trends

After residing under 50bps for most of 2021, the 2 year swap rate has grown substantially in recent months.



2y Swap Rate Trend
%
3
2.5
2
1.5
1
0.5
0
1/1/2021
2/1/2021
3/1/2021
4/1/2021
5/1/2021
6/1/2021
7/1/2021
8/1/2021
9/1/2021
10/1/2021
11/1/2021
12/1/2021
1/1/2022
2/1/2022
3/1/2022

Source: Bloomberg.

AOMT Update

AOMR priced two deals since the beginning of Q4 2021 – AOMT 2021-7 and AOMT 2022-1, totaling $924 million in size.

- In total, Angel Oak Mortgage Trust securitized $2.9 billion in collateral in 2021 over 8 deals.
- As deal supply has overall increased, the market has shifted more in buyers' favor. We remain nimble in making necessary structural adjustments to optimize execution. Investors also continue to favor the AOMT shelf given our long track record.

AOMT 2022-1 Deal Pricing Comparison

		AOMT 2022-1	COLT 2022-2	VERUS 2022-1	GCAT 2022-HX1
Deal Size		537.6	390.2	562.5	295.0
WAC		4.48	4.57	4.54	4.60
Pricing Date		8-Feb	18-Feb	4-Feb	9-Feb
Spreads					
	AAA	125	125	115	135
	AA	150	160	145	160
	A	165	170	170	185
	BBB	250	250	250	270
	BB	350	350	380	360
	B	450	450	480	

Macro Housing Update

The housing market remains very strong and home sales activity are still well above pre-pandemic levels.

- Home prices have increased 18.8% in 2021, though the pace has decelerated in Q4. Nevertheless, we expect supply-demand dynamics to remain favorable in 2022.
- Buyers continue to seek space as the work-from-home/hybrid paradigm shift creates demand. The large millennial population also remains a tailwind for homebuying demand, as this age group matures into their 30s.
- However, rising mortgage rates and high home prices present headwinds for demand as affordability decreases.

S&P Case-Shiller Home Price Index YoY%


YoY% Chg
25
20
15
10
5
0
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21
Oct-21

Existing Home Sales (SAAR[1])


Millions Units
7
6.5
6
5.5
5
4.5
4
3.5
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22

Source: S&P Case-Shiller, National Association of Realtors, Bloomberg.
[1]Seasonally Adjusted Annualized Rate.

Macro Housing Update

On the supply side, inventory levels remain at historic lows, which should continue to be a strong tailwind for home prices.

- While home building activity has increased, years of underbuilding since the GFC suggest we may still be years away from catching up to household formation.
- Shortage in labor and rising materials costs also mean new homes may cost more as builders can pass those to buyers.



Existing Home Months Supply (NSA¹)
Months Supply
14
12
10
8
6
4
2
0
1.6
Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Jan-16
Jan-18
Jan-20
Jan-22



Housing Starts (SAAR)
Millions
2.5
2
1.5
1
0.5
0
Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Jan-16
Jan-18
Jan-20
Jan-22

Source: National Association of Realtors, Census Bureau, Bloomberg.
[1]Not Seasonally Adjusted.

House Views

U.S. Unemployment Rate



%
16
14
12
10
8
6
4
2
Feb-16
Aug-16
Feb-17
Aug-17
Feb-18
Aug-18
Feb-19
Aug-19
Feb-20
Aug-20
Feb-21
Aug-21
Feb-22

- Expectations for an even tighter labor market amid the "Great Resignation" will further enhance an incredibly robust U.S. consumer, as it should result in more wage growth.
- The consumer has already accumulated a $2.2 trillion war chest of excess savings since March 2020 (Morgan Stanley). As the U.S. consumer is saving and earning more, household debt ratios are at historic lows.

Source: Bloomberg as of 2/28/22.

Wages and Salaries are Higher than Pre-Pandemic Level



Total U.S. Wages & Salaries ($ Billions)
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: Bloomberg as of 1/31/22. Shaded gray bars represent periods of recession.

U.S. Federal Reserve Balance Sheet



200
180
160
140
120
100
80
60
40
20
0
30
25
20
15
10
5
0
Trillions
Feb-19
May-19
Aug-19
Nov-19
Feb-20
May-20
Aug-20
Nov-20
Feb-21
May-21
Aug-21
Nov-21
Feb-22
ICE BofA MOVE Index (LA)
U.S. Federal Reserve Balance Sheet (RA)

- QT is bullish for volatility, pressuring both agency and non-Agency MBS in the near term but presenting opportunities over the medium term as the private sector begins to absorb approximately $600 billion of net Agency MBS supply this year (Morgan Stanley).

Source: Bloomberg as of 2/28/22.

Corelogic YOY HPI Growth Over Time



% HPA Growth
25
20
15
10
5
0
-5
-10
-15
-20
1977
1981
1985
1989
1993
1997
2001
2005
2009
2013
2017
2021
Disinflation policies, U.S. double-dip recession
Northeast and California bust
Global Financial Crisis
Possible inflection point?

- Even during the most aggressive Fed tightening cycle and subsequent recessions, home price appreciation (HPA) was still in the low single digits.
- Unlike the GFC, home equity for single-family borrowers has increased the incentive for borrowers to perform even if HPA slows in the coming years.

Source: J.P. Morgan, Corelogic as of 12/31/21.

Historic Housing Supply and Demand Mismatch

MONTHS' SUPPLY OF INVENTORY HISTORICALLY LOW



14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
25.0
20.0
15.0
10.0
5.0
0.0
-5.0
-10.0
-15.0
2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022
HPA % YoY (RA)
Months' Supply (LA)

Source: Citi Research, National Assoc. of Realtors, S&P Case-Shiller CoreLogic as of 1/31/22.

POTENTIAL BUYERS IF OWNERSHIP RATES REBOUND TO 2000 LEVELS



Est. Homeowner Population (000's)
60,000
55,000
50,000
45,000
40,000
35,000
30,000
25,000
20,000
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031
Under 35 Years
35 to 44 Years
45 to 54 Years

Source: Citi Research, Bureau of Economic Analysis, Census as of 2/28/22.

Home Equity is at Historic Highs



30,000
25,000
20,000
15,000
10,000
5,000
0
Billions
1949
1955
1961
1967
1973
1979
1985
1991
1997
2003
2009
2015
2021
Households; Owners' Equity in Real Estate

Source: FRED as of 12/31/21. Shaded gray bars represent periods of recession.

LTV of Housing Market at Lowest Point in at Least the Past 26 Years



60
55
50
45
40
35
30
% LTV
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1Q21 2Q21

Source: Morgan Stanley Research as of 6/30/21.

Sources of U.S. Mortgage Finance Through History

2004 THROUGH 2007



FHA/VA
4%
Whole Loan
23%
GSE
37%
NA RMBS
36%

2009 THROUGH 2012



Whole Loan
16%
FHA/VA
20%
GSE
64%

2018 THROUGH TODAY



FHA/VA
19%
Whole Loan
27%
NA RMBS
1%
GSE
53%

- Today's residential mortgage market is dominated by banks and GSE's, and while the non-QM market pales in comparison to its previous size, it also adheres to the much more stringent post-GFC underwriting standards due to Dodd-Frank, the creation of the CFPB, and qualified mortgage guidelines.

Source: IMF, Morgan Stanley Research.

Mortgage Credit Availability Index



Index Value
1,000
900
800
700
600
500
400
300
200
100
0
Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Jan-21 Jan-22

- Unlike with the prior housing crisis, where 38% of residential lending was coming from the NA RMBS market, which provided funding for affordability products like teaser rates, and negative amortization of mortgage loans to enable borrowers to purchase homes beyond their means, mortgage credit remains restrictive today due to increased regulatory requirements, risk retention rules, and technological advancements.

Source: MBA, Morgan Stanley Research as of 1/31/22.

Housing Affordability Composite Index



Index Value
220
200
180
160
140
120
100
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021

- HPA shattered expectations in 2021, and our expectation is there is more room to run in 2022 due to the supply and demand shortage, historically low mortgage rates, and improving wages due to a robust labor market.
- Demand is rising from the millennial generation as they reach the prime age to form households and take on leverage, and a brisk economy has net demand at levels last seen in the pre-GFC period.
- Even though affordability may decline due to rising home prices and rising mortgages rates, housing is still affordable historically speaking.

Source: Bloomberg as of 12/31/21.

Millennials Entering Their Prime Leverage Years

INFLATION TRACKS POPULATION IN PRIME LEVERAGE AGE



5 Yr. % Change
20
15
10
5
0
-5
10
8
6
4
2
0
-2
-4
10 Yr. MAVG %
Greatest Generation
Silent Generation
Boomers
GenX
Millennials
1935
1940
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
2025
2030
Adults 30-48 (LA)
10 Yr. MAVG of Core CPI YoY (RA)

Source: FundStrat as of 12/31/20.

TOTAL U.S. POPULATION DIVIDED BY AGE GROUPS

GENERATION	YEARS OF BIRTH		AVERAGE AGE	AT PEAK (MILLIONS)	YEAR
Greatest Generation	1910	1927	92.9	43.2	1930
Silent Generation	1928	1945	78.5	44.1	1974
Baby Boomers	1946	1964	61.3	79.5	1999
GenX	1965	1980	44.5	65.8	2018
Millennials	1981	2000	26.5	95.8	2038
Generation Z	2001	2018	4.70	96.2	2060

Source: FundStrat, 2017.

Homeownership by Age Demographic



% Homeownership
80
75
70
65
60
55
50
45
40
35
30
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
35 and Under Ownership
35-44 Ownership

Source: Bloomberg as of 12/31/21.

Gross Issuance



Billions
200
180
160
140
120
100
80
60
40
20
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022 YTD
NA RMBS

- In addition to a brisk recovery of growth and inflation, 2021 bought a historic supply of new issuance in credit markets, particularly in U.S. structured credit.

Source: BofAS as of 2/28/22.

Distressed Transactions Reach Lowest Share Since 2005



60%
50%
40%
30%
20%
10%
0%
% Distressed Transactions
Aug-02
Aug-04
Aug-06
Aug-08
Aug-10
Aug-12
Aug-14
Aug-16
Aug-18
Aug-20
Midwest
Northeast
South
West
National

Source: Morgan Stanley Research as of 8/31/20.

AOMR Fundamentals & Economics

The AOMR Model

AOMR is committed to generating attractive risk-adjusted returns while driving long-term capital appreciation to seek to deliver attractive total economic return to our shareholders.

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem.**
Securitization Financing	Target **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases.
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns.**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation.**
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets.
Long-Term Focus	**AOMR is a business, not a trade** – we will make key decisions in the **best long-term interest of our shareholders.**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model.

ACQUISITION

- AOMRs relationship with Angel Oak Companies enables it to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment

REINVESTMENT

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high-quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks



ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
REINVEST
RETAIN PORTIONS OF SECURITIZATION

SECURITIZATION

- Securitization enables us to:
  - Secure a fixed cost of funding
  - Reduce cost of funding in many markets
  - Replace largely mark-to-market financial leverage with term structural leverage

TRANCHE RETENTION

- Typically retain the bottom 4-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Funding Strategy

The AOMR funding strategy is supported by established loan financing lines, a consistent securitization shelf, and repurchase agreements for retained securities.

LOAN AGGREGATION

Loans pending securitization financed via loan financing facilities

- Newly acquired loans are held on loan financing lines with global money center, community banks and regional banks
- Bank interest in financing non-QM loans has increased in recent years allowing us to develop a broad set of relationships and diversify our funding base

PERMANENT FINANCING VIA SECURITIZATION MARKET

AOMT securitization shelf

- Utilize the securitization market to secure term financing on a regular, programmatic basis
- AOMT has completed a securitization every two months[1]– creates consistent liquidity for our loans
- Facilitates creation of target RMBS assets to be retained by AOMR

RMBS FINANCING

Certain retained securities financed via repurchase agreements

- Borrowings against retained RMBS facilitated through repurchase agreements with Wall Street banks
  - Typically floating-rate agreements

[1]Based on the average of the 14 deals completed during the 24 months beginning January 1, 2020 and ending December 31, 2021.

Illustrative Securitization Structure

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon.
- Junior bonds receive the net WAC of collateral.
- Interest only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds.
  - This excess spread is sensitive to prepayments.
- Securitizations can typically be called after two to three years.

- AOMR intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds and Junior Equity (credit sensitive) and IO bonds (prepayment sensitive).
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows.



Senior Bonds (AAA, AA, A rating)
~85 - 90% of the deal
Mezzanine Bonds (BBB, BB, B rating)
~5 - 10% of the deal
Junior Equity (Unrated)
Interest Only
~0 - 10% of the deal

AOMR Financing Lines

We actively manage the liability side of the balance sheet to optimize our capital structure.

Loan Financing Facilities

- We utilize a variety of financing facilities to appropriately finance our loans while attempting to minimize risks associated with leverage
- A combination of global money center, community and regional bank facilities allows for diversification and flexibility in aggregating loans
- We remain focused on increasing our overall number of financing counterparties as well as the breadth of counterparty profiles

RMBS Repurchase Financing

- In addition to our existing loan financing lines in place with our bank counterparties, we employ short-term repurchase facilities to finance the securities retained from securitizations
- Our repurchase relationships are spread across three banks and have varied maturities to manage refinance risk

Aggregation Facility Overview

Lender	BARCLAYS	NOMURA	Deutsche Bank	Goldman Sachs	BANC OF CALIFORNIA	VERITEX COMMUNITY BANK
Current Borrowing Capacity	$400 Million	$300 Million	$250 Million	$200 Million	$75 Million	$75 Million
Max Advance Rate	92%	92%	92%	85%	97%	92.5%
Current Maturity	Sep. 2022	Aug. 2022	Feb. 2024	Mar. 2023	Mar. 2023	Aug. 2023
Pricing	Base: 1-month / 3-month LIBOR+ 1.70% - 3.50%	Base: 3-month LIBOR+ 1.70% - 3.50%	Base: 1-month LIBOR+ 2.00% - 3.25%	Base: 3-month LIBOR+ 2.25%	Base: 1-month LIBOR+ 2.50% - 3.13%	Base: 1-month LIBOR+ 2.30%
MTM Terms	FV MTM	FV MTM	FV MTM	FV MTM	FV MTM	Non-MTM
Capable of Securitization Exit?	✓	✓	✓	✓	✓	✓

Note: As of December 31, 2021, unless otherwise stated.

Legacy Securities vs. AOMR Securitizations

ILLUSTRATIVE

The accounting treatment differs for securitizations that occurred prior to AOMR becoming a public company versus those that have taken place since IPO.

Legacy Securitizations (Pre-IPO)

Description:

- Bonds from Angel Oak securitizations that took place **before AOMR became a public company** (i.e., AOMT 2019-2, AOMT 2019-4, AOMT 2019-6, AOMT 2020-3)
- **Only bonds owned by AOMR** are reflected in AOMR financials
- AOMR predominantly owns junior, subordinated, and interest only bonds

Financial Statement Treatment:

- **Included in the RMBS** line on Balance Sheet
- Mark-to-market valuations on these securities are considered Other Comprehensive Income and **do not impact Net Income**
- Currently, these bonds are minimally levered; as of end-of-year 2021, Repurchase Facilities were $5.7MM on $100.3MM of bonds

AOMR Securitizations (Post-IPO)

Description:

- Refers to **AOMR securitizations executed post-IPO** (i.e., AOMT 2021-4, AOMT 2021-7, AOMT 2022-1)
- The **entire value of the securitization** is reflected in AOMR's financials (i.e., it is an "on-balance sheet" securitization)
- AOMR typically retains economics from junior, subordinated, and interest-only bonds

Financial Statement Treatment:

- **Included in the "Loans in Securitization Trust" line** on Balance Sheet
- Mark to market valuations on these securities **impact Unrealized Gain / (Loss) for Net Income**
- Upon securitization, warehouse financing on the now-securitized residential loans is paid off and replaced by the structural non-recourse leverage of the securitization

Securitization Impact on Financial Statements

ILLUSTRATIVE

The below illustrative example demonstrates how a post-IPO securitization flows through AOMR financial statements.

Assumptions:

Principal Balance of Loans	$ 100
Market Value of Loans as % of UPB	103%
Weighted Average Coupon	5.0%
Residential Loan Purchase Leverage Rate	86%
Residential Loan Warehouse Financing Cost	3.0%
Percentage of Principal Balance Sold in Securitization	95%
Securitization Cost of Capital	2.5%

Pre-Securitization: Whole Loans

Income Statement:

Interest Income	$ 5.0
Interest Expense	$ 2.6
Net Interest Margin	$ 2.4

Balance Sheet:

Residential Loans	$ 103.0
Notes Payable	$ 86.0

Post-Securitization: Loans in Securitization Trust

Income Statement:

Interest Income	$ 5.0
Interest Expense	$ 2.4
Net Interest Margin	$ 2.6

Balance Sheet:

Cash Proceeds from Securitization	$ 9.0
Residential Loans in Securitization Trust	$ 103.0
Non-Recourse Securitization Obligation	$ 95.0

Loans Able to Purchase Using Cash Proceeds from Securitization: $ 64.3

Note: For illustrative purposes only and based on the assumptions discussed on this slide. Actual results may vary materially from those discussed herein.

Illustrative Income Statement Overview

ILLUSTRATIVE

Realized and unrealized gains and losses are classified on the Income Statement according to the type of asset.

Interest income	$ 20,000
Interest expense	10,000
NET INTEREST INCOME	10,000
Realized gain / (loss)	6,000
Unrealized gain / (loss)	(8,000)
TOTAL REALIZED AND UNREALIZED LOSSES, NET	(2,000)
EXPENSES	
Total operating expenses	(6,500)
NET INCOME	1,500
Preferred dividends	(4)
NET INCOME ALLOCABLE TO COMMON STOCKHOLDER(S)	$ 1,496
Other comprehensive income (loss)	(500)
TOTAL COMPREHENSIVE INCOME (LOSS)	$ 996

Components of Realized and Unrealized Gain / (Loss)

Realized Gain / (Loss):

- Gains and losses associated with the sale of securities, including:
  - RMBS/CMBS, Futures, Agency Whole Pool, T-Bills
- Pre-payments on underlying collateral of owned securities
  - XS and IO tranches are particularly susceptible to prepayments

Unrealized Gain / (Loss)

- Differences in the fair market value of loans and securities that have not been sold
  - Residential and Commercial Loans
  - Loans in Securitization Trust
  - Derivatives
- Most Unrealized Gain / (Loss) is removed in Distributable Earnings

Components of Other Comprehensive Income / (Loss)

- Includes mark-to-market variations on securities available for sale, including:
  - RMBS/CMBS, Agency Whole Pool

Note: For illustrative purposes only and based on the assumptions discussed on this slide. Actual results may vary materially from those discussed herein.

Key AOMR Results

Q4 and FY21 Highlights

Angel Oak
MORTGAGE REIT

√ Q4 GAAP Net Income $0.12/share with Distributable Earnings of $0.89/share; FY21 GAAP Net Income of $1.01/share with FY21 Distributable Earnings of $1.64/share

√ Declared a 25% increase in quarterly dividend to $0.45/share in March 2022

√ Completed first two securitizations as a public company in Q3 and Q4, totaling over $700MM
- Closed third securitization of $536.9MM in February 2022

√ Book Value/Share of $19.47

√ Purchased $1.4B of loans post-IPO in FY21, including $773MM in Q4
- $540MM purchased in Q1 2022 through March 10, 2022

√ Completed IPO and concurrent private placement in June 2021, raising $176.8MM

Target Asset Growth



Target Asset Balance Trend[1]
($ millions)
481
229
232
Q1 2021
1,271
723
529
Q2 2021
1,684
622
320
723
1,043
Q3 2021
2,244
486
667
1,062
1,729
Q4 2021
Residential Loans
Loans in Securitization Trust
RMBS
Commercial Loans & CMBS

- Target Asset Balance growth of 77% post-IPO underscores AOMR's post-IPO ramp.
- Portfolio continues to shift toward Residential Loans and Loans in Securitization Trust, reflecting AOMR loan procurement and securitization strategy.
- Over $540MM of loans purchased in Q1 2022 through March 10th, along with AOMT 2022-1 Securitization executed in February 2022.

- **RMBS** reflects the fair value of securities *owned by AOMR from* securitizations that took place before becoming a public company and third-party mortgage-backed securities.
- **Loans in Securitization Trust** includes the *total fair value* of loans collateralizing securitizations executed by AOMR since becoming a public company.
  - Though the total fair value is included on the Balance Sheet, AOMR only retains net economics from the retained bonds.
  - Debt associated with Loans in Securitization Trust is non-recourse.
- **Residential Loans** represent loans that are awaiting securitization.

[1]Displays Target Asset Balances, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS.

FY21 Interest Income and Average Asset Balances

Delivered nearly 50% annual growth in Interest Income while maintaining Net Interest Margin % of 81%+, demonstrating the scalability of the AOMR model.

$000s	YE 2021 Interest Income / Expense	YE 2021 Average Balance	YE 2020 Interest Income / Expense	YE 2020 Average Balance
Interest Income				
Residential Loans	25,705	544,440	13,013	232,075
Residential Loans in Securitization Trust	7,709	153,158	-	-
Commercial Loans	641	9,284	1,940	28,979
RMBS	24,221	264,095	25,415	118,174
CMBS	2,266	11,142	295	1,359
Total Interest Income[1]	**60,542**		**40,663**	
Interest Expense				
Notes Payable	8,682	350,919	6,624	189,212
Non-Recourse Securitization Obligation	2,457	141,133	-	-
Repurchase Facilities	337	209,502	875	136,835
Total Interest Expense	**11,476**		**7,499**	
Net Interest Margin	**49,066**		**33,164**	
Net Interest Margin as % of Income	***81.0%***		***81.6%***	

[1]Displays Target Asset Balances, which includes Residential Loans, Loans in Securitization Trust, RMBS, Commercial Loans, and CMBS.

Residential & RMBS Consolidated Portfolio Trends



90+ Day Delinquency Trend
35%
30%
25%
20%
15%
10%
5%
0%
Sep 20
Dec 20
Mar 21
Jun 21
Sep 21
Dec 21
Whole Portfolio Delinq
Whole Loan Delinq
RMBS Delinq



LTV Trend
77%
76%
75%
74%
73%
72%
71%
70%
69%
Sep 20
Dec 20
Mar 21
Jun 21
Sep 21
Dec 21
Whole Portfolio LTV
Whole Loan LTV
RMBS LTV



Whole Loan Coupon Rate Trend
6.36%
5.95%
5.76%
5.14%
4.74%
4.49%
Sep 20
Dec 20
Mar 21
Jun 21
Sep 21
Dec 21

KEY OBSERVATIONS

- Loans display strong performance as delinquencies continue to trend downward post September 2020; LTV is trending down as well.
- Coupon Rates are rebounding:
  - Angel Oak has raised rates on new production loans 6 times since November.
  - New loan coupon rates are ~75bps higher than rates at end of FY21.
  - WAC on loans purchased February 2022 is 4.6%, WAC on Loans originated in 2022 is 4.7%.